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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Buko von Krosigk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on the Amended Form 10-KSB of Wineshares International Inc. for the year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on the Amended Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Wineshares International, Inc.


                                   By:     /s/ Buko  von  Krosigk
                                           ----------------------
                                   Name:   Buko  von  Krosigk
                                   Title:  Chief  Executive  Officer
                                   Date:   April  28,  2003


I, Gerard Darmon certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Annual Report on Form 10-KSB of Wineshares International, Inc. for the year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on the Amended Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Wineshares International Inc.

                                   By:     /s/
                                           ----------------------
                                   Name:   Gerard  Darmon
                                   Title:  Chief  Financial  Officer
                                   Date:   April  28,  2003